UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2023

AMPLIFY ENERGY CORP.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700
Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 490-8900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Amplify Energy Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually for the following purposes: (1) to elect seven directors to serve on the Company’s board of directors with a term of office expiring at the 2024 Annual Meeting of Stockholders; (2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (3) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s proxy statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 7, 2023, as supplemented on April 28, 2023.

Proposal 1 — Election of Directors

Deborah G. Adams, James E. Craddock, Patrice Douglas, Christopher W. Hamm, Randal T. Klein, Todd R. Snyder and Martyn Willsher were elected to continue to serve as the Company’s directors until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Votes regarding the persons elected as directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Deborah G. Adams	15,899,506	2,406,724	383,262	11,775,389
James E. Craddock	17,976,735	331,017	381,740	11,775,389
Patrice Douglas	16,416,106	1,770,834	502,552	11,775,389
Christopher W. Hamm	15,477,983	2,975,122	236,387	11,775,389
Randal T. Klein	17,819,448	442,247	427,797	11,775,389
Todd R. Snyder	13,874,605	4,420,315	394,572	11,775,389
Martyn Willsher	18,171,087	356,751	161,654	11,775,389

Proposal 2 — Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 was ratified. The voting results were as follows:

For	Against	Abstain
29,953,618	313,987	197,276

Proposal 3 — Approval of the Compensation, on a Non-Binding Advisory Basis, of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

For	Against	Abstain	Broker-Non-Votes
15,142,805	3,402,747	143,940	11,775,389

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLIFY ENERGY CORP.

Dated: May 17, 2023

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	President and Chief Executive Officer